Future Minimum Rent	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Future Minimum Rent
Future Minimum Rent
Rental Income
We have operating leases with tenants that expire at various dates through 2037 and in some cases subject to scheduled fixed increases or adjustments based on the consumer price index. Generally, the leases grant tenants renewal options. Leases also provide for additional rents based on certain operating expenses. Future minimum rent contractually due under operating leases, excluding tenant reimbursements of certain costs, as of December 31, 2012 for each of the next five years and thereafter is as follows (in thousands):

Year	Amount
2013	$228,236
2014	215,606
2015	201,224
2016	185,694
2017	164,542
Thereafter	749,786
Total	$1,745,088

A certain amount of our rental income is from tenants with leases which are subject to contingent rent provisions. These contingent rents are subject to the tenant achieving periodic revenues in excess of specified levels. For the years ended December 31, 2012, 2011 and 2010, the amount of contingent rent earned by us was not significant.
Rental Expense
We have ground leases and other operating leases with landlords that generally require fixed annual rental payments and may also include escalation clauses and renewal options. These leases have terms up to 99 years, excluding extension options. Operating lease obligations also include our corporate and regional offices. Future minimum lease obligations under non-cancelable ground leases and other operating leases as of December 31, 2012 for each of the next five years and thereafter is as follows (in thousands):

Year	Amount
2013	$3,751
2014	3,772
2015	3,573
2016	3,377
2017	3,409
Thereafter	270,001
Total	$287,883

During the years ended December 31, 2012, 2011 and 2010, rental expense was $4.2 million, $3.6 million and $2.4 million, respectively. The amount of contingent rent and sublease rent was not significant.